UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2012

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

Table of Contents

HSBC Family of Funds
Annual Report - October 31, 2012

Glossary of Terms
Chairman’s Message	4
President’s Message	5
Commentary From the Investment Manager	6
Portfolio Reviews	8
Portfolio Composition	12
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Other Federal Income Tax Information	31
Table of Shareholder Expenses	32

HSBC Portfolios
Schedules of Portfolio Investments
HSBC Growth Portfolio	34
HSBC Opportunity Portfolio	36
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	47
Table of Shareholder Expenses	48
Board of Trustees and Officers	50
Other Information	52

Glossary of Terms

Barclays U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 20, 2012

To Our Shareholders:

These are challenging times for investors.

Perhaps the central reason is the slow but remorseless unwinding of a multi-decade build-up in global debt, following the recent sharp decline in the global economy. Much of this debt has been devalued—including, for example, debt associated with U.S. housing stock or Greek government debt.

Despite these modest declines, U.S. private debt—which includes household debt from such things as credit cards and mortgages—remains high. Some historical perspective: In 1951, private sector debt stood at just 53% of the U.S. Gross Domestic Product1 (GDP); today, that debt stands at 159%—a very high level, though down from its 2007 peak of 179%.

The turning point appears to be 2007. In that year, aggressive monetary and fiscal policies were enacted in the U.S. to stimulate the flagging economy. The result has been soaring government debt. Projections from the Congressional Budget Office suggest that the ratio of federal debt to GDP could reach 100% by the middle of the next decade—and that doesn’t reflect the increasing cost of entitlement programs.

These increasing claims on national income are worrisome, profoundly so, and have sparked intense and important debate—between Keynesians and monetarists; between free market capitalists and fans of European-style welfare economies; and, most recently, between Democrats and Republicans in the recent election.

So far, these growing claims by government on private sector income and wealth have failed to push interest rates higher. However, they have arguably, tempered the kind of growth and employment gains one would historically associate with recovery. In fact, the Federal Reserve’s Quantative Easing programs and “Operation Twist” have pushed rates to low levels, frustrating investors’ search for yield and leading our advisor and service providers to absorb about $17 million in fee waivers last year. Without these waivers our money market funds would have provided lower yields. Thus, it is no surprise that total money market fund assets have declined.

Regulators and others, parsing the entrails of the sharp recession, have proposed to change the regulation of such funds in order to prevent a future “run” on the funds during any period of economic upheaval. Proposals include a floating NAV, and variations of stable net asset value that include capital buffers.

Our other funds performed well in this difficult environment, as the following pages show.

Furthermore, the fund group continued to nourish its strategy of providing top-notch emerging market asset management products. Our most recent offering is the HSBC RMB Fixed Income Fund, which affords access to the Renminbi, the official offshore currency of the People’s Republic of China, through a portfolio of “Dim Sum” bonds. As the leading international bank in mainland China, HSBC is uniquely positioned to manage such a vehicle.

On behalf of my colleagues, I thank our investment advisor and portfolio managers, our other service providers, and you, our shareholders, for your support. We will continue to work hard to merit that confidence.

Sincerely,

Michael Seely
Chairman, HSBC Funds

1     For additional information, please refer to the Glossary of Terms.

This literature must be preceded or accompanied by an effective prospectus for the HSBC Funds. Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. To obtain more information, for clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 or visit www.investorfunds.us.hsbc.com. For other investors and prospective investors, please call the Funds directly at 1-888-936-4722. Investors should read the prospectus carefully before investing or sending money.

4       HSBC FAMILY OF FUNDS

President’s Message

Dear Shareholder,

We are please to send to you the HSBC Funds annual report, covering the Funds’ fiscal year ended October 31, 2012. This report offers detailed information about your Funds’ investments and results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On June 8 of this year we continued to expand our emerging markets funds offering by launching the HSBC RMB Fixed Income Fund. This Fund gives investors exposure to the Chinese Renminbi (“RMB”) bond market, sometimes referred to as the “dim sum” bond market. The Fund joins the HSBC Emerging Markets Local Debt Fund, HSBC Emerging Markets Debt Fund, HSBC Total Return Fund and the HSBC Frontier Markets Fund in our emerging markets segment.

In closing, we would like to thank you for investing through the HSBC Funds. We continue to focus the HSBC Fund Family investment solutions to assist our shareholders in reaching their financial goals. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

HSBC FAMILY OF FUNDS       5

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy made only moderate progress in its ongoing recovery from a historic downturn during the 12-month period between November 1, 2011 and October 31, 2012. Governments around the world fueled the turnaround with aggressive monetary stimulus as policymakers struggled to revive growth against a backdrop, at least in the developed world, of bloated public debt. The Federal Reserve Board (the “Fed”) maintained the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and announced that it would keep the rate in that range until at least 2015.

The period began among concerns that the eurozone debt crisis would cause a new global recession. The situation in Europe improved somewhat during the first months of 2012, largely due to the European Central Bank’s (ECB) efforts to support liquidity. However, the prospect of another global recession loomed throughout much of the period as numerous economic indicators, such as industrial production and unemployment growth, proved disappointing. Although the U.S. economy continued to expand during the period, the pace of its growth slowed.

We believe the ECB helped to stem a liquidity crisis and alleviate fears of deepening credit problems in the eurozone. In December 2011 the ECB began distributing inexpensive loans to European banks as part of its long-term refinancing operation (LTRO) and in March 2012 began doling out an even larger amount of money in similar loans. The LTRO appeared to stabilize financial markets in the short term; nevertheless, significant uncertainties remain regarding the long-term prospects of European economies to regain their competitiveness and prevent default. The ability of Italy and Spain to reestablish market confidence remained in doubt; in addition, the long-term impact of austerity programs on economic growth raised concerns.

Slowing growth in major world economies, including the U.S. and China, presented a significant setback for the global economy. U.S. Gross Domestic Product (“GDP”)1 increased at an annualized rate of 4.1% during the last quarter of 2011, then slowed to 2.7% or less for the remainder of the period under review. Industrial production growth was weak in both developed and emerging markets. U.S. consumer confidence improved somewhat, although real income growth and consumer savings were low. While job growth remained slow, during the last quarter of the period the unemployment rate fell below 8% for the first time in four years. During the period, the U.S. housing market showed significant signs of improvement as sales increased and inventory declined. Towards the end of the period, better economic news was seen from China, the world’s second-largest economy, leading many commentators to suggest that Chinese economic growth had turned a corner. One positive consequence of the slowdown in the global economy was a decrease in the rate of inflation in both developed and emerging economies.

Market Review

U.S. stocks posted strong gains. The first two months of the period were characterized by high volatility, as investors responded to ongoing debt problems and slowing economic growth. Equities began a strong rally in the final weeks of 2011 that continued throughout much of the period, with the exception of a pullback during the late spring. Stocks’ robust performance, despite economic setbacks, was supported in part by the actions of central banks, including the ECB’s launch of a new bond buying scheme it described as “unlimited” and the Fed’s third round of “quantitative easing.” The S&P 500 Index1 of large-company stocks returned 15.21% for the 12 months through October 2012. Small-cap shares slightly outperformed mid- and large-caps: For the same period, the Russell 2000® Index1 of small-company stocks returned 12.08%, and the S&P 400 MidCap Index1 returned 12.11%.

The debt crisis in Europe, along with slowing growth in developing economies, led to less impressive performance for foreign stocks. The Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index1 of international stocks in developed markets returned 4.61% for the 12-month period.

Fixed-income securities generated significant gains during the period, as global economic worries continued to drive demand for lower-risk assets. Yields on U.S. government bonds reached record lows as an increasing number of investors pursued a flight to safety. Low inflation, healthy corporate balance sheets, consumer and corporate deleveraging and a stabilizing housing market supported gains in corporate fixed-income markets, including both investment and high yield bonds. For the 12-month period the Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.25%, while the Barclays U.S. High-Yield Corporate Bond Index1 returned 13.61%.

1     For additional information, please refer to the Glossary of Terms.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)(Unaudited)

HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO and CIO/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.69% (without sales charge) for the Class A Shares and 6.89% for the Class I Shares for the year ended October 31, 2012. That compared to a 13.02% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 10.12% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The period began with investors expecting moderate economic growth, although it remained slow during the 12-month period. Moreover, investors were concerned about the continuing eurozone debt crisis and potential fiscal issues in the U.S.

Stocks performed relatively well in that environment, which helped the Fund’s absolute return. However, the Fund lagged its benchmark due to several factors. In particular, we chose to avoid a number of individual stocks in defensive sectors. We believed that the business models of the underlying companies were inconsistent with the Fund’s growth investment philosophy. That strategy hurt the Fund’s relative returns as those defensive stocks performed well during the period.*

Additionally, the Fund’s relative returns suffered from individual stock selection in several sectors, including consumer discretionary and information technology.*

Stock selection in the materials and telecommunications sectors contributed positively to the Fund’s performance relative to its benchmark. In addition, an underweight position in the energy sector benefited relative performance, as this sector lagged the broader market.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Growth Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[6]
				Since
As of October 31, 2012	Inception Date	1 Year	5 Year	Inception		Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	1.37	-0.31	5.31		1.30	1.19
HSBC Growth Fund Class B2	5/7/04[5]	1.88	-0.03	5.38		2.05	1.94
HSBC Growth Fund Class C3	5/7/04[5]	4.84	-0.03	5.16		2.05	1.94
HSBC Growth Fund Class I	5/7/04[5]	6.89	0.96	6.20		1.05	0.94
Russell 1000® Growth Index[4]	—	13.02	1.95	5.59	[7]	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	10.12	-0.12	4.61	[8]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2013.
7	Return for the period May 10, 2004 to October 31, 2012.
8	Return for the period April 30, 2004 to October 31, 2012.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        9

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor) (Class I Shares) HSBC Opportunity Fund (Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seeks long-term growth of capital by investing in equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2012, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a 12.50% total return, and the Class A Shares of the Fund produced a 12.08% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 10.08% and 6.78%, respectively.

Portfolio Performance

U.S. equities delivered double-digit gains during the 12-month period. Among the period’s best performers were stocks that are considered “defensive”—such as those within the consumer staples, health care and telecommunication services sectors. Additionally stocks in the industrials and materials sectors performed well, while information technology and energy stocks lagged the broader market during the period.

The Fund benefited from the strong performance in the stock market. The consumer discretionary sector was the Fund’s top-performing sector during the period, and was helped by strong performance among retail and homebuilding holdings.*

The Fund’s outperformance of its benchmark was primarily driven by strong stock selection across six economic sectors. The biggest contribution was provided by select investments within the consumer discretionary, information technology, materials, and energy sectors.*

During the 12-month period, the Fund benefited from an underweight position in the information technology sector relative to the benchmark, as that sector lagged the broader market. We positioned the Fund with an overweight position in the industrials sector to take advantage of a recovery in the domestic economy, particularly in the areas of housing, commercial construction and trucking. That contributed to the Fund’s relative return. In addition, investments in the financial sector—particularly among regional banks, reinsurance firms and investment banks—boosted the Fund’s performance relative to its benchmark, as did an investment in a company through its initial public offering (IPO).*

However, the Fund was hurt by individual holdings in the health care sector. Those stocks included shares of biotechnology and pharmaceutical firms. The Fund’s relative performance was hurt by its sole holding in the telecommunication services sector, which was sold due to deteriorating fundamentals.*

*	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]
As of October 31, 2012	Inception Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	6.47	2.29	10.62	1.85	1.65
HSBC Opportunity Fund Class B2	1/6/98	7.51	2.56	10.67	2.60	2.40
HSBC Opportunity Fund Class C3	11/4/98	10.23	2.57	10.35	2.60	2.40
HSBC Opportunity Fund Class I†	9/3/96	12.50	3.91	11.68	1.01	1.01
Russell 2500™ Growth Index[4]	—	10.08	2.04	10.40	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	6.78	0.00	8.41	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2013 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC Opportunity Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratio as reported in the prospectus dated February 28, 2012. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2013. Additional information pertaining to the October 31, 2012 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews
Portfolio Composition*
October 31, 2012 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Computers & Peripherals	8.1
IT Services	8.0
Internet Software & Services	5.4
Specialty Retail	4.8
Biotechnology	4.5
Internet & Catalog Retail	4.4
Chemicals	4.4
Health Care Providers & Services	4.2
Health Care Equipment & Supplies	4.1
Investment Companies	3.9
Road & Rail	3.9
Machinery	3.9
Hotels, Restaurants & Leisure	3.8
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	3.4
Software	3.3
Communications Equipment	3.3
Oil, Gas & Consumable Fuels	3.2
Capital Markets	2.8
Food & Staples Retailing	2.7
Media	1.8
Energy Equipment & Services	1.8
Real Estate Investment Trusts (REITs)	1.6
Health Care Technology	1.4
Construction & Engineering	1.3
Wireless Telecommunication Services	1.3
Business Services	1.3
Auto Components	1.1
Personal Products	0.8
Diversified Financial Services	0.6
Household Durables	0.5
Trading Companies & Distributors	0.4
Semiconductors & Semiconductor Equipment	0.3
Pharmaceuticals	0.3
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Specialty Retail	11.3
Software	6.5
Health Care Equipment & Supplies	6.3
Machinery	5.6
Oil, Gas & Consumable Fuels	5.4
IT Services	4.7
Chemicals	4.2
Health Care Providers & Services	4.2
Trading Companies & Distributors	4.2
Capital Markets	3.6
Aerospace & Defense	3.4
Commercial Banks	3.3
Investment Companies	3.2
Semiconductors & Semiconductor Equipment	3.1
Containers & Packaging	3.1
Road & Rail	2.9
Food Products	2.6
Insurance	2.2
Electrical Equipment	2.1
Commercial Services & Supplies	2.1
Life Sciences Tools & Services	2.0
Real Estate Management & Development	1.9
Biotechnology	1.8
Energy Equipment & Services	1.7
Professional Services	1.5
Communications Equipment	1.4
Pharmaceuticals	1.2
Building Products	1.2
Textiles, Apparel & Luxury Goods	1.1
Household Durables	0.9
Media	0.7
Electronic Equipment, Instruments & Components	0.6
Total	100.0
____________________

*	Portfolio composition is subject to change.

12       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities—as of October 31, 2012

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Assets:
Investments in Affiliated Portfolios	$70,419,837	$11,244,356	$135,190,550
Receivable for capital shares issued	89,577	585	55,692
Receivable from Investment Adviser	33,656	30,599	—
Prepaid expenses and other assets	15,359	4,566	3,343
Total Assets	70,558,429	11,280,106	135,249,585
Liabilities:
Payable for capital shares redeemed	148,427	6,147	59,653
Accrued expenses and other liabilities:
Administration	1,503	235	2,806
Distribution	703	661	—
Shareholder Servicing	2,589	2,256	—
Compliance Service	8	1	1
Accounting	50	50	—
Transfer Agent	4,180	3,107	3,107
Trustee	70	10	156
Other	55,178	18,993	86,232
Total Liabilities	212,708	31,460	151,955
Net Assets	$70,345,721	$11,248,646	$135,097,630

Composition of Net Assets:
Capital	52,173,265	9,001,323	110,382,662
Accumulated net investment income (loss)	(133,004)	(49,006)	38,431
Accumulated net realized gains (losses) from investments	8,428,470	588,594	5,911,332
Unrealized appreciation/depreciation on investments	9,876,990	1,707,735	18,765,205
Net Assets	$70,345,721	$11,248,646	$135,097,630

Net Assets:
Class A Shares	$11,326,595	$10,204,216	$—
Class B Shares	620,847	499,195	—
Class C Shares	482,231	545,235	—
Class I Shares	57,916,048	—	135,097,630
	$70,345,721	$11,248,646	$135,097,630

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	640,166	1,007,637	—
Class B Shares	38,764	62,290	—
Class C Shares	29,924	66,391	—
Class I Shares	3,219,534	—	10,081,754

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$17.69	$10.13	$—
Class B Shares(a)	$16.02	$8.01	$—
Class C Shares(a)	$16.12	$8.21	$—
Class I Shares	$17.99	$—	$13.40
Maximum Sales Charge - Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value/(100%-maximum sales charge)) - Class A Shares	$18.62	$10.66	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS
Statements of Operations—For the year ended October 31, 2012

	Growth Fund	Opportunity Fund	Opportunity Fund (Advisor)
Investment Income:
Investment Income from Affiliated Portfolios(a)	$617,367	$123,258	$1,404,196
Foreign tax withholding from Affiliated Portfolios(a)	(1,123)	—	—
Expenses from Affiliated Portfolios(a)	(526,974)	(107,849)	(1,198,434)
Total Investment Income (Loss)	89,270	15,409	205,762

Expenses:
Administration:
Class A Shares	3,395	2,613	—
Class B Shares	186	121	—
Class C Shares	85	115	—
Class I Shares	14,196	—	31,697
Distribution:
Class B Shares	5,570	3,583	—
Class C Shares	2,585	3,496	—
Shareholder Servicing:
Class A Shares	32,711	22,891	—
Class B Shares	1,875	1,212	—
Class C Shares	864	1,173	—
Accounting	24,050	19,049	9,000
Audit	16,868	18,343	17,839
Compliance Service	630	96	1,054
Printing	40,155	9,610	67,815
Transfer Agent	92,192	51,546	63,627
Trustee	1,839	305	3,311
Registration fees	37,682	21,608	11,233
Other	12,572	3,720	19,810
Total expenses before fee reductions	287,455	159,481	225,386
Fees voluntarily reduced by Investment Adviser	—	(11,816)	—
Fees contractually reduced by Investment Adviser	(65,181)	(65,241)	—
Net Expenses	222,274	82,424	225,386

Net Investment Income (Loss)	(133,004)	(67,015)	(19,624)

Net Realized/Unrealized Gains (Losses) from Investments:(a)
Net realized gains (losses) from investment securities	8,364,394	786,559	7,509,207
Change in unrealized appreciation/depreciation on investments	(3,332,031)	610,433	7,623,444

Net realized/unrealized gains from investments	5,032,363	1,396,992	15,132,651
Change In Net Assets Resulting From Operations	$4,899,359	$1,329,977	$15,113,027
____________________

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$(133,004)	$(211,298)	$(67,015)	$(91,095)
Net realized gains (losses) from investments	8,364,394	6,871,855	786,559	1,941,921
Change in unrealized appreciation/depreciation
on investments	(3,332,031)	383,956	610,433	(495,829)
Change in net assets resulting from operations	4,899,359	7,044,513	1,329,977	1,354,997

Dividends:
Net realized gains:
Class A Shares	—	—	(1,598,939)	(183,592)
Class B Shares	—	—	(93,318)	(11,590)
Class C Shares	—	—	(76,609)	(6,561)
Change in net assets resulting from shareholder dividends	—	—	(1,768,866)	(201,743)
Change in net assets resulting from capital transactions	(8,338,642)	(582,610)	(429,918)	(1,316,886)
Change in net assets	(3,439,283)	6,461,903	(868,807)	(163,632)

Net Assets:
Beginning of period	73,785,004	67,323,101	12,117,453	12,281,085
End of period	$70,345,721	$73,785,004	$11,248,646	$12,117,453
Accumulated net investment income (loss)	$(133,004)	$—	$(49,006)	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the year ended October 31, 2012	For the year ended October 31, 2011	For the year ended October 31, 2012	For the year ended October 31, 2011
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$871,476	$1,036,796	$772,149	$2,442,156
Dividends reinvested	—	—	1,562,653	182,620
Value of shares redeemed	(5,909,138)	(3,859,930)	(2,900,653)	(3,824,914)
Class A Shares capital transactions	(5,037,662)	(2,823,134)	(565,851)	(1,200,138)

Class B Shares:
Proceeds from shares issued	111,305	79,343	69,230	53,441
Dividends reinvested	—	—	93,292	11,521
Value of shares redeemed	(516,256)	(448,436)	(160,269)	(249,484)
Class B Shares capital transactions	(404,951)	(369,093)	2,253	(184,522)

Class C Shares:
Proceeds from shares issued	261,486	81,604	112,981	97,064
Dividends reinvested	—	—	76,317	6,561
Value of shares redeemed	(42,587)	(36,230)	(55,618)	(35,851)
Class C Shares capital transactions	218,899	45,374	133,680	67,774

Class I Shares:
Proceeds from shares issued	17,658,774	15,376,187	—	—
Value of shares redeemed	(20,773,702)	(12,811,944)	—	—
Class I Shares capital transactions	(3,114,928)	2,564,243	—	—
Change in net assets resulting from capital transactions	$(8,338,642)	$(582,610)	$(429,918)	$(1,316,886)

SHARE TRANSACTIONS:
Class A Shares:
Issued	49,445	61,592	77,300	210,382
Reinvested	—	—	175,974	17,099
Redeemed	(334,366)	(232,059)	(293,635)	(346,398)
Change in Class A Shares	(284,921)	(170,467)	(40,361)	(118,917)

Class B Shares:
Issued	6,924	5,111	8,496	5,840
Reinvested	—	—	13,196	1,296
Redeemed	(31,749)	(29,395)	(20,335)	(27,608)
Change in Class B Shares	(24,825)	(24,284)	1,357	(20,472)

Class C Shares:
Issued	16,065	5,756	14,173	10,495
Reinvested	—	—	10,526	723
Redeemed	(2,629)	(2,539)	(6,916)	(3,974)
Change in Class C Shares	13,436	3,217	17,783	7,244

Class I Shares:
Issued	981,882	909,571	—	—
Redeemed	(1,163,041)	(765,583)	—	—
Change in Class I Shares	(181,159)	143,988	—	—

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the year ended October 31, 2012	For the year ended October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$(19,624)	$(91,185)
Net realized gains (losses) from investments	7,509,207	19,552,882
Change in unrealized appreciation/depreciation on investments	7,623,444	(4,003,173)
Change in net assets resulting from operations	15,113,027	15,458,524

Dividends:
Net realized gains:
Class I Shares	(18,686,312)	(2,935,113)
Change in net assets resulting from shareholder dividends	(18,686,312)	(2,935,113)
Change in net assets resulting from capital transactions	16,653,597	(7,570,425)
Change in net assets	13,080,312	4,952,986

Net Assets:
Beginning of period	122,017,318	117,064,332
End of period	$135,097,630	$122,017,318
Accumulated net investment income (loss)	$38,431	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS
Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2012	October 31, 2011
CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	20,813,526	18,642,358
Dividends reinvested	17,155,964	2,626,240
Value of shares redeemed	(21,315,893)	(28,839,023)
Class I Shares capital transactions	16,653,597	(7,570,425)
Change in net assets resulting from capital transactions	$16,653,597	$(7,570,425)

SHARE TRANSACTIONS:
Class I Shares:
Issued	1,554,122	1,309,527
Reinvested	1,465,070	187,589
Redeemed	(1,642,101)	(1,963,117)
Change in Class I Shares	1,377,091	(466,001)

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GROWTH FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated. *

		Investment Activities			Dividends					Ratios/Supplementary Data
														Ratios of
			Net Realized		Net							Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized		Realized		Net Asset			Net Assets	Ratio of Net	Investment		Average Net
	Value,	Investment	Gains	Total from	Gains from		Value,			at End of	Expenses to	Income (Loss)		Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	End of	Total		Period	Average Net	to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	Period	Return(b)		(000’s)	Assets	Assets		Reductions)	Turnover(c)
CLASS A SHARES
Year Ended October 31, 2008	$17.95	(0.05)	(6.51)	(6.56)	(0.84)	(0.84)	$10.55	(38.23	)%(d)	$17,180	1.20%	(0.36)%		1.22%	158%
Year Ended October 31, 2009	10.55	(0.04)	2.03	1.99	—	—	12.54	18.86	%(e)	15,896	1.20%	(0.33)%		1.31%	66%
Year Ended October 31, 2010	12.54	(0.07)	2.55	2.48	—	—	15.02	19.78	%(f)(g)	16,452	1.20%	(0.54	)%(g)	1.23%	89%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	16.59	10.45	%(h)	15,349	1.18%	(0.45)%		1.18%	56%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	17.69	6.63	%(i)	11,327	1.20%	(0.36)%		1.27%	53%
CLASS B SHARES
Year Ended October 31, 2008	$16.92	(0.16)	(6.07)	(6.23)	(0.84)	(0.84)	$9.85	(38.62	)%(d)	$2,839	1.95%	(1.20)%		1.96%	158%
Year Ended October 31, 2009	9.85	(0.10)	1.85	1.75	—	—	11.60	17.87	%(e)	2,059	1.95%	(1.06)%		2.06%	66%
Year Ended October 31, 2010	11.60	(0.16)	2.36	2.20	—	—	13.80	18.97	%(f)(g)	1,213	1.95%	(1.28	)%(g)	1.98%	89%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	15.13	9.64	%(h)	962	1.93%	(1.19)%		1.93%	56%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	16.02	5.88	%(i)	621	1.95%	(1.10)%		2.03%	53%
CLASS C SHARES
Year Ended October 31, 2008	$17.02	(0.16)	(6.11)	(6.27)	(0.84)	(0.84)	$9.91	(38.63	)%(d)	$72	1.95%	(1.13)%		1.97%	158%
Year Ended October 31, 2009	9.91	(0.12)	1.89	1.77	—	—	11.68	17.86	%(e)	120	1.95%	(1.12)%		2.05%	66%
Year Ended October 31, 2010	11.68	(0.17)	2.38	2.21	—	—	13.89	18.92	%(f)(g)	184	1.95%	(1.30	)%(g)	1.99%	89%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	15.23	9.65	%(h)	251	1.94%	(1.21)%		1.94%	56%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	16.12	5.84	%(i)	482	1.95%	(1.14)%		2.03%	53%
CLASS I SHARES
Year Ended October 31, 2008	$18.02	(0.02)	(6.54)	(6.56)	(0.84)	(0.84)	$10.62	(38.07	)%(d)	$38,868	0.95%	(0.16)%		0.97%	158%
Year Ended October 31, 2009	10.62	(0.01)	2.04	2.03	—	—	12.65	19.11	%(e)	39,400	0.95%	(0.08)%		1.06%	66%
Year Ended October 31, 2010	12.65	(0.04)	2.58	2.54	—	—	15.19	20.08	%(f)(g)	49,474	0.95%	(0.30	)%(g)	0.99%	89%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	16.83	10.80	%(h)	57,222	0.94%	(0.22)%		0.94%	56%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	17.99	6.89	%(i)	57,916	0.95%	(0.12)%		1.04%	53%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio Turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

During the year ended October 31, 2008, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(e)

During the year ended October 31, 2009, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2010, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.28%, 0.28% and 0.28% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated. *

		Investment Activities			Dividends					Ratios/Supplementary Data
														Ratios of
			Net Realized		Net							Ratio of Net		Expenses
	Net Asset	Net	and Unrealized		Realized		Net Asset			Net Assets	Ratio of Net	Investment		to Average
	Value,	Investment	Gains	Total from	Gains from		Value,			at End of	Expenses to	Income (Loss)		Net Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	End of	Total		Period	Average Net	to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)(a)	Investments	Activities	Transactions	Dividends	Period	Return(b)		(000’s)	Assets	Assets		Reductions)	Turnover(c)
CLASS A SHARES
Year Ended October 31, 2008	$16.41	(0.12)	(4.04)	(4.16)	(5.16)	(5.16)	$7.09	(35.84)%		$9,600	1.55%	(1.13)%		1.82%	80%
Year Ended October 31, 2009	7.09	(0.07)	0.97	0.90	(0.43)	(0.43)	7.56	14.85%		9,687	1.55%	(1.02)%		2.30%	65%
Year Ended October 31, 2010	7.56	(0.09)	2.20	2.11	—	—	9.67	27.91	%(d)(e)	11,282	1.55%	(1.00	)%(e)	2.07%	68%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	(0.16)	(0.16)	10.63	11.59	%(f)	11,145	1.55%	(0.62)%		1.85%	69%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	(1.56)	(1.56)	10.13	12.08	%(g)	10,204	1.55%	(0.51)%		2.20%	59%
CLASS B SHARES
Year Ended October 31, 2008	$14.94	(0.18)	(3.50)	(3.68)	(5.16)	(5.16)	$6.10	(36.30)%		$1,578	2.29%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.10	(0.10)	0.80	0.70	(0.43)	(0.43)	6.37	13.92%		1,082	2.30%	(1.77)%		3.10%	65%
Year Ended October 31, 2010	6.37	(0.13)	1.85	1.72	—	—	8.09	27.00	%(d)(e)	658	2.30%	(1.78	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	(0.16)	(0.16)	8.80	10.75	%(f)	536	2.30%	(1.36)%		2.64%	69%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	(1.56)	(1.56)	8.01	11.15	%(g)	499	2.30%	(1.25)%		2.99%	59%
CLASS C SHARES
Year Ended October 31, 2008	$15.11	(0.17)	(3.57)	(3.74)	(5.16)	(5.16)	$6.21	(36.27)%		$189	2.30%	(1.88)%		2.58%	80%
Year Ended October 31, 2009	6.21	(0.10)	0.81	0.71	(0.43)	(0.43)	6.49	13.83%		267	2.30%	(1.78)%		3.08%	65%
Year Ended October 31, 2010	6.49	(0.13)	1.89	1.76	—	—	8.25	27.12	%(d)(e)	341	2.30%	(1.75	)%(e)	2.86%	68%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	(0.16)	(0.16)	8.98	10.79	%(f)	437	2.30%	(1.38)%		2.64%	69%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	(1.56)	(1.56)	8.21	11.14	%(g)	545	2.30%	(1.19)%		3.03%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	During the year ended October 31, 2010, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). Corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.
(f)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.
(g)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated. *

		Investment Activities			Dividends					Ratios/Supplementary Data
														Ratios of
			Net Realized		Net							Ratio of Net		Expenses to
	Net Asset	Net	and Unrealized		Realized		Net Asset			Net Assets	Ratio of Net	Investment		Average
	Value,	Investment	Gains	Total from	Gains from		Value,			at End of	Expenses to	Income (Loss)		Net Assets
	Beginning	Income	(Losses) from	Investment	Investment	Total	End of	Total		Period	Average Net	to Average Net		(Excluding Fee	Portfolio
	of Period	(Loss)	Investments	Activities	Transactions	Dividends	Period	Return(a)		(000’s)	Assets	Assets		Reductions)	Turnover(b)
CLASS I SHARES
Year Ended October 31, 2008	$18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	$8.91	(35.39)%		$97,841	0.97%	(0.55)%		0.97%	80%
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93	15.47%		100,285	1.02%	(0.50)%		1.02%	65%
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77	28.60	%(c)(d)	117,064	1.01%	(0.46	)%(d)	1.01%	68%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	(0.31)	(0.31)	14.02	12.25	%(e)	122,017	1.01%	(0.07)%		1.01%	69%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	(2.07)	(2.07)	13.40	12.50	%(f)	135,098	1.08%	(0.01)%		1.08%	59%

*	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	During the year ended October 31, 2010, the respective Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.
(d)	During the year ended October 31, 2010, Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in the Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.
(e)	During the year ended October 31, 2011, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.
(f)	During the year ended October 31, 2012, the Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% for Class I Shares.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Funds (formerly, HSBC Investor Funds) (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Fund Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment companies. As of October 31, 2012, the Trust is comprised of 17 separate operational funds and the Advisor Trust is comprised of 1 operational fund, each a series of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes the HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following 3 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund (formerly, HSBC Investor
Growth Fund)	Growth Fund	Trust
HSBC Opportunity Fund (formerly, HSBC Investor
Opportunity Fund)	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor) (formerly,
HSBC Investor Opportunity Fund (Advisor))	Opportunity Fund (Advisor)	Advisor Trust

     All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

     Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2012(%)
Growth Fund	HSBC Growth Portfolio (formerly, HSBC
	Investor Growth Portfolio)	89.1
Opportunity Fund	HSBC Opportunity Portfolio (formerly, HSBC
	Investor Opportunity Portfolio)	7.5
Opportunity Fund (Advisor)	HSBC Opportunity Portfolio (formerly, HSBC
	Investor Opportunity Portfolio)	90.1

     The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

     The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

     The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

     Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

     Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund and Opportunity (Advisor) Fund.

     The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

     The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Federal Income Taxes:

     Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

     Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     The Funds record their investments in their respective Portfolios at fair value, which is typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the Notes to Financial Statements of the Portfolios included in this report.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

24        HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Fund
Investment Securities:
Affiliated Portfolio (a)	—	70,419,837	—	70,419,837
Total Investment Securities	—	70,419,837	—	70,419,837

Opportunity Fund
Investment Securities:
Affiliated Portfolio (a)	—	11,244,356	—	11,244,356
Total Investment Securities	—	11,244,356	—	11,244,356

Opportunity Fund(Advisor)
Investment Securities:
Affiliated Portfolio (a)	—	135,190,550	—	135,190,550
Total Investment Securities	—	135,190,550	—	135,190,550
____________________

(a)	Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Funds’ financial statements disclosures.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

     HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds of the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above subject to certain reductions associated with services provided to new funds. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fee is deemed to be class specific.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

     Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2012, Foreside, as Distributor, also received $346,561, $261,621 and $34,163 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $25, $12 and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

     The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

     Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and the Advisor Trust for blue sky exemption services.

26	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

     The Investment Adviser has agreed to contractually limit, through March 1, 2013, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

     Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2012, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2012, the repayments that may potentially be made by the Funds are as follows:

Fund	2015($)*	2014($)*	2013($)*	Total
Growth Fund	65,181	—	22,001	87,182
Opportunity Fund	65,241	27,228	49,041	141,510
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

HSBC FAMILY OF FUNDS	27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

     Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2012 totaled:

Fund	Contributions($)	Withdrawals($)
Growth Fund	6,884,450	16,014,732
Opportunity Fund	585,381	2,920,181
Opportunity Fund (Advisor)	13,896,138	16,173,685

6. Federal Income Tax Information:

     The tax character of dividends paid by the Funds for the year ended October 31, 2012 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income($)	Capital Gains($)	Dividends Paid($)*
Growth Fund	—	—	—
Opportunity Fund	122,612	1,646,254	1,768,866
Opportunity Fund (Advisor)	2,322,165	16,364,147	18,686,312

     The tax character of dividends paid by the Funds for the year ended October 31, 2011 was as follows:

	Dividends paid from
		Net Long Term	Total
	Ordinary Income($)	Capital Gains($)	Dividends Paid($)*
Growth Fund	—	—	—
Opportunity Fund	—	201,743	201,743
Opportunity Fund (Advisor)	—	2,935,113	2,935,113
____________________

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

     As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income($)	Income($)	Gains($)	Earnings($)	Payable($)	Losses($)	(Depreciation)($)(1)	(Deficit)($)
Growth Fund	—	—	5,056,284	5,056,284	—	(133,004)	9,832,284	14,755,564
Opportunity Fund	—	—	693,082	693,082	—	(52,380)	1,606,621	2,247,323
Opportunity Fund
(Advisor)	—	—	6,472,823	6,472,823	—	—	18,242,145	24,714,968
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

28	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2012 (continued)

     Under current law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “late year ordinary loss”) my be deferred and treated as occurring on the first business day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year to end October 31, 2013.

Late Year
Ordinary Losses($)
Growth Fund	133,004
Opportunity Fund	52,380

     For the year ended October 31, 2012, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)
Growth Fund	3,269,773

7. Legal and Regulatory Matters:

     On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

HSBC FAMILY OF FUNDS	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HSBC Funds and
HSBC Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of HSBC Growth Fund, HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (formerly known as HSBC Investor Growth Fund, HSBC Investor Opportunity Fund and HSBC Investor Opportunity Fund (Advisor)) (the Funds), as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the transfer agent of the HSBC Portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

30	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2012 (Unaudited)

     During the year ended October 31, 2012, the following Funds declared net short term capital gain distributions:

Fund	Amount
Opportunity Fund	$122,612
Opportunity Fund (Advisor)	2,322,165

     During the year ended October 31, 2012, the following Funds declared net long term capital gain distributions:

Fund	Amount
Opportunity Fund	$1,646,254
Opportunity Fund (Advisor)	16,364,147

     For the year ended October 31, 2012, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received
Fund	Deduction
Opportunity Fund	81.10%
Opportunity Fund (Advisor)	42.05%

     For the year ended October 31, 2012, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV:

Qualified Dividend
Fund	Income
Opportunity Fund	85.74%
Opportunity Fund (Advisor)	44.45%

HSBC FAMILY OF FUNDS	31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited)

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example
     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Fund	Class A Shares	$1,000.00	$948.00	$5.88	1.20%
	Class B Shares	1,000.00	944.60	9.53	1.95%
	Class C Shares	1,000.00	944.30	9.53	1.95%
	Class I Shares	1,000.00	948.80	4.65	0.95%
Opportunity Fund	Class A Shares	1,000.00	988.30	7.75	1.55%
	Class B Shares	1,000.00	984.00	11.47	2.30%
	Class C Shares	1,000.00	984.40	11.47	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	990.40	5.55	1.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

32	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2012 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Fund	Class A Shares	$1,000.00	$1,019.10	$6.09	1.20%
	Class B Shares	1,000.00	1,015.33	9.88	1.95%
	Class C Shares	1,000.00	1,015.33	9.88	1.95%
	Class I Shares	1,000.00	1,020.36	4.82	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.34	7.86	1.55%
	Class B Shares	1,000.00	1,013.57	11.64	2.30%
	Class C Shares	1,000.00	1,013.57	11.64	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.56	5.63	1.11%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

HSBC FAMILY OF FUNDS	33

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.2%

	Shares	Value ($)
Aerospace & Defense – 3.4%
Precision Castparts Corp.	7,700	1,332,639
United Technologies Corp.	17,300	1,352,168
		2,684,807
Auto Components – 1.1%
BorgWarner, Inc. (a)	13,200	868,824
Biotechnology – 4.5%
Biogen Idec, Inc. (a)	8,700	1,202,514
Celgene Corp. (a)	17,600	1,290,432
Gilead Sciences, Inc. (a)	15,900	1,067,844
		3,560,790
Business Services – 1.3%
MasterCard, Inc., Class A	2,195	1,011,741
Capital Markets – 2.8%
BlackRock, Inc.	4,800	910,464
Franklin Resources, Inc.	10,200	1,303,560
		2,214,024
Chemicals – 4.4%
Ecolab, Inc.	18,000	1,252,800
Monsanto Co.	25,899	2,229,127
		3,481,927
Communications Equipment – 3.3%
QUALCOMM, Inc.	44,500	2,606,588
Computers & Peripherals – 8.0%
Apple, Inc.	9,325	5,549,307
EMC Corp. (a)	32,200	786,324
		6,335,631
Construction & Engineering – 1.3%
Fluor Corp.	19,100	1,066,735
Diversified Financial Services – 0.6%
IntercontinentalExchange, Inc. (a)	3,400	445,400
Energy Equipment & Services – 1.8%
FMC Technologies, Inc. (a)	13,800	564,420
Schlumberger Ltd.	12,300	855,219
		1,419,639
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	9,000	885,870
CVS Caremark Corp.	26,700	1,238,880
		2,124,750
Health Care Equipment & Supplies – 4.1%
Covidien plc	19,700	1,082,515
Edwards Lifesciences Corp. (a)	9,800	850,934
Intuitive Surgical, Inc. (a)	2,380	1,290,484
		3,223,933
Health Care Providers & Services – 4.2%
Express Scripts Holding Co. (a)	34,750	2,138,515
UnitedHealth Group, Inc.	21,200	1,187,200
		3,325,715
Health Care Technology – 1.4%
Cerner Corp. (a)	14,300	1,089,517
Hotels, Restaurants & Leisure – 3.8%
Las Vegas Sands Corp.	19,200	891,648
Starbucks Corp.	27,300	1,253,070
Yum! Brands, Inc.	11,800	827,298
		2,972,016
Household Durables – 0.5%
Lennar Corp., Class A	10,600	397,182
Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	7,150	1,664,663
Priceline.com, Inc. (a)	3,230	1,853,277
		3,517,940
Internet Software & Services – 5.5%
eBay, Inc. (a)	26,100	1,260,369
Facebook, Inc., Class A(a)	22,200	468,753
Google, Inc., Class A(a)	2,895	1,967,934
VeriSign, Inc. (a)	16,500	611,655
		4,308,711
IT Services – 8.0%
International Business Machines Corp.	12,400	2,412,172
Teradata Corp. (a)	9,800	669,438
Visa, Inc., Class A	23,200	3,219,232
		6,300,842
Machinery – 3.9%
Danaher Corp.	44,300	2,291,639
Illinois Tool Works, Inc.	13,000	797,290
		3,088,929
Media – 1.8%
CBS Corp., Class B	20,300	657,720
Sirius XM Radio, Inc. (a)	276,900	775,320
		1,433,040
Oil, Gas & Consumable Fuels – 3.2%
Cabot Oil & Gas Corp.	17,300	812,754
Concho Resources, Inc. (a)	11,000	947,320
Range Resources Corp.	12,100	790,856
		2,550,930
Personal Products – 0.8%
The Estee Lauder Cos., Inc., Class A	10,700	659,334
Pharmaceuticals – 0.3%
Allergan, Inc.	2,600	233,792
Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	16,600	1,249,814

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Road & Rail – 3.9%
Union Pacific Corp.	25,200	3,100,356
Semiconductors & Semiconductor Equipment – 0.3%
Altera Corp.	7,800	237,744
Software – 3.3%
Intuit, Inc.	14,300	849,706
Salesforce.com, Inc. (a)	12,200	1,780,956
		2,630,662
Specialty Retail – 4.8%
Dollar General Corp. (a)	20,600	1,001,572
Ross Stores, Inc.	12,500	761,875
The Gap, Inc.	25,800	921,576
The Home Depot, Inc.	6,800	417,384
Ulta Salon, Cosmetics & Fragrance, Inc.	7,700	710,094
		3,812,501
Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	14,500	812,725
Michael Kors Holdings Ltd. (a)	15,700	858,633
Ralph Lauren Corp.	6,800	1,045,092
		2,716,450
Trading Companies & Distributors – 0.4%
W. W. Grainger, Inc.	1,600	322,256
Wireless Telecommunication Services – 1.3%
SBA Communications Corp., Class A(a)	15,800	1,052,754
TOTAL COMMON STOCKS
(COST $62,731,859)		76,045,274

Investment Company – 4.0%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	3,113,192	3,113,192
TOTAL INVESTMENT COMPANY
(COST $3,113,192)		3,113,192
TOTAL INVESTMENT SECURITIES
(COST $65,845,051) — 100.2%		79,158,466
____________________

Percentages indicated are based on net assets of $79,018,334.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012

Common Stocks – 96.7%

	Shares	Value ($)
Aerospace & Defense – 3.4%
BE Aerospace, Inc. (a)	50,130	2,260,362
TransDigm Group, Inc.	21,130	2,814,727
		5,075,089
Biotechnology – 1.8%
Alkermes plc (a)	73,880	1,368,996
Cubist Pharmaceuticals, Inc. (a)	32,130	1,378,377
		2,747,373
Building Products – 1.1%
Owens Corning, Inc. (a)	51,400	1,726,526
Capital Markets – 3.6%
Lazard Ltd., Class A	92,260	2,717,980
Raymond James Financial, Inc.	69,860	2,664,460
		5,382,440
Chemicals – 4.2%
Celanese Corp., Series A	36,260	1,377,517
Cytec Industries, Inc.	31,780	2,187,100
Georgia Gulf Corp.	34,140	1,208,215
Westlake Chemical Corp.	20,485	1,558,089
		6,330,921
Commercial Banks – 3.3%
Comerica, Inc.	88,500	2,638,185
First Horizon National Corp.	1	9
First Republic Bank	67,060	2,303,511
		4,941,705
Commercial Services & Supplies – 2.1%
Waste Connections, Inc.	94,065	3,088,154
Communications Equipment – 1.4%
JDS Uniphase Corp. (a)	138,580	1,342,840
Riverbed Technology, Inc. (a)	43,320	800,121
		2,142,961
Containers & Packaging – 3.1%
Crown Holdings, Inc. (a)	76,040	2,908,530
Packaging Corp. of America	48,610	1,714,475
		4,623,005
Electrical Equipment – 2.1%
Hubbell, Inc., Class B	37,580	3,146,198
Electronic Equipment, Instruments & Components – 0.6%
Jabil Circuit, Inc.	48,850	847,059
Energy Equipment & Services – 1.7%
Rowan Cos. plc, Class A(a)	78,140	2,477,819
Food Products – 2.6%
Ralcorp Holdings, Inc. (a)	54,790	3,955,290
Health Care Equipment & Supplies – 6.3%
Conceptus, Inc. (a)	38,650	728,166
DENTSPLY International, Inc.	96,900	3,569,796
Hologic, Inc. (a)	109,430	2,256,446
IDEXX Laboratories, Inc. (a)	22,000	2,116,400
Volcano Corp. (a)	26,100	746,982
		9,417,790
Health Care Providers & Services – 4.2%
Coventry Health Care, Inc.	109,270	4,768,543
Owens & Minor, Inc.	52,110	1,483,571
		6,252,114
Household Durables – 0.9%
NVR, Inc. (a)	1,436	1,297,771
Insurance – 2.2%
Everest Re Group Ltd.	22,975	2,551,373
Genworth Financial, Inc., Class A(a)	136,280	812,229
		3,363,602
IT Services – 4.7%
Alliance Data Systems Corp. (a)	31,580	4,517,519
FleetCor Technologies, Inc. (a)	53,690	2,545,443
		7,062,962
Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	18,130	3,070,678
Machinery – 5.6%
Crane Co.	41,964	1,761,649
Gardner Denver, Inc.	29,280	2,029,982
IDEX Corp.	59,290	2,521,604
The Timken Co.	54,010	2,132,855
		8,446,090
Media – 0.7%
Manchester United plc, Class A(a)	85,800	1,080,222
Oil, Gas & Consumable Fuels – 5.4%
Denbury Resources, Inc. (a)	175,320	2,687,656
Tesoro Corp.	144,010	5,430,617
		8,118,273
Pharmaceuticals – 1.2%
Elan Corp. plc ADR (a)	167,700	1,811,160
Professional Services – 1.5%
IHS, Inc., Class A(a)	25,815	2,178,528
Real Estate Management & Development – 1.9%
Jones Lang LaSalle, Inc.	37,530	2,917,582
Road & Rail – 2.9%
Hertz Global Holdings, Inc. (a)	145,380	1,929,193
Landstar System, Inc.	46,710	2,365,861
		4,295,054

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2012 (continued)

Common Stocks, continued

	Shares	Value ($)
Semiconductors & Semiconductor Equipment – 3.1%
NXP Semiconductors NV (a)	120,500	2,923,330
Skyworks Solutions, Inc. (a)	76,060	1,779,804
		4,703,134
Software – 6.5%
Concur Technologies, Inc. (a)	10,370	686,805
Fortinet, Inc. (a)	120,020	2,324,788
Informatica Corp. (a)	76,000	2,062,640
Nuance Communications, Inc. (a)	132,620	2,952,121
QLIK Technologies, Inc. (a)	91,220	1,679,360
		9,705,714
Specialty Retail – 11.4%
American Eagle Outfitters, Inc.	143,200	2,988,584
Foot Locker, Inc.	117,110	3,923,185
GNC Holdings, Inc., Class A	27,550	1,065,359
O’Reilly Automotive, Inc. (a)	15,250	1,306,620
Signet Jewelers Ltd.	63,980	3,311,605
Tractor Supply Co.	15,900	1,530,216
Williams-Sonoma, Inc.	63,280	2,925,434
		17,051,003
Textiles, Apparel & Luxury Goods – 1.1%
Michael Kors Holdings Ltd. (a)	29,900	1,635,231
Trading Companies & Distributors – 4.1%
Beacon Roofing Supply, Inc. (a)	30,480	985,723
United Rentals, Inc. (a)	53,940	2,193,200
WESCO International, Inc. (a)	46,970	3,047,414
		6,226,337
TOTAL COMMON STOCKS
(COST $123,929,913)		145,117,785

Investment Company – 3.2%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	4,802,550	4,802,550
TOTAL INVESTMENT COMPANY
(COST $4,802,550)		4,802,550
TOTAL INVESTMENTS SECURITIES
(COST $128,732,463) — 99.9%		149,920,335
____________________

Percentages indicated are based on net assets of $150,058,525.

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2012.

ADR American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investments in non-affiliates, at value	$79,158,466	$149,920,335
Dividends receivable	12,747	302,586
Receivable for investments sold	406,110	—
Prepaid expenses and other assets	323	582
Total Assets	79,577,646	150,223,503

Liabilities:
Payable for investments purchased	397,255	23,734
Accrued expenses and other liabilities:
Investment Management	131,575	101,785
Administration	2,231	4,122
Compliance Service	11	53
Accounting	60	55
Custodian	3,653	16,545
Trustee	70	172
Other	24,457	18,512
Total Liabilities	559,312	164,978

Applicable to investors’ beneficial interest	$79,018,334	$150,058,525
Total Investments, at cost	$65,845,051	$128,732,463

38 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Statements of Operations—For the year ended October 31, 2012

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$749,933	$1,569,670
Foreign tax withholding	(1,261)	—
Total Investment Income	748,672	1,569,670

Expenses:
Investment Management	512,293	1,180,005
Administration	27,586	45,956
Accounting	44,566	44,443
Compliance Service	775	1,239
Custodian	15,446	33,744
Printing	3,731	6,228
Professional	17,377	17,184
Trustee	2,279	3,755
Other	8,123	12,226
Total Expenses	632,176	1,344,780

Net Investment Income (Loss)	116,496	224,890

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,654,581	8,826,465
Change in unrealized appreciation/depreciation on investments	(6,525,872)	8,291,618

Net realized/unrealized gains from investments	6,128,709	17,118,083
Change In Net Assets Resulting From Operations	$6,245,205	$17,342,973

See notes to financial statements.	HSBC PORTFOLIOS 39

HSBC PORTFOLIOS
Statements of Changes in Net Assets

	Growth		Opportunity
	Portfolio		Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Investment Activities:
Operations:
Net investment income (loss)	$116,496	$69,416	$224,890	$79,759
Net realized gains (losses) from investments	12,654,581	10,568,671	8,826,465	24,005,437
Change in unrealized appreciation/depreciation
from investments	(6,525,872)	387,197	8,291,618	(5,303,339)
Change in net assets resulting from operations	6,245,205	11,025,284	17,342,973	18,781,857
Proceeds from contributions	10,142,030	20,411,483	15,884,698	16,493,895
Value of withdrawals	(42,657,788)	(24,898,681)	(24,493,548)	(33,352,902)
Change in net assets resulting from transactions
in investors’ beneficial interest	(32,515,758)	(4,487,198)	(8,608,850)	(16,859,007)
Change in net assets	(26,270,553)	6,538,086	8,734,123	1,922,850

Net Assets:
Beginning of period	105,288,887	98,750,801	141,324,402	139,401,552
End of period	$79,018,334	$105,288,887	$150,058,525	$141,324,402

40 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIO
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

			Ratio/Supplementary Data
						Ratio of
					Ratio of Net	Expenses
				Ratio of Net	Investment	to Average
			Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total		End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return		(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2008	(37.75	)%(a)	$81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		$88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		$98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		$105,289	0.66%	0.07%	0.66%	56%
Year Ended October 31, 2012	7.18%		$79,018	0.71%	0.13%	0.71%	53%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2008	(35.30)%		$127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		$129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		$139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		$141,324	0.88%	0.05%	0.88%	69%
Year Ended October 31, 2012	12.71%		$150,059	0.91%	0.15%	0.91%	59%

(a)	During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

See notes to financial statements.	HSBC PORTFOLIOS 41

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012

1. Organization:

     The HSBC Portfolios (formerly, HSBC Investor Portfolios) (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio (formerly, HSBC Investor Growth Portfolio)	Growth Portfolio
HSBC Opportunity Portfolio (formerly, HSBC Investor Opportunity Portfolio)	Opportunity Portfolio

     The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

     The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Family of Funds (formerly, HSBC Investor Family of Funds), which also includes HSBC Advisor Funds Trust and HSBC Funds (formerly, HSBC Investor Funds) (collectively, the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

     Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2. Significant Accounting Policies:

     The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

     The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

     Investment transactions are accounted for not later than on the business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocations:

     Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Family of Funds in relation to net assets or on another reasonable basis.

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Federal Income Taxes:

     Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

     Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3. Investment Valuation Summary:

     The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

  Level 1: quoted prices in active markets for identical assets

  Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

     Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

     Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

     Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

     Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

     Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts.

     For the year ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

HSBC PORTFOLIOS       43

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     The following is a summary of the valuation inputs used as of October 31, 2012 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Growth Portfolio
Investment Securities:
Common Stocks (a)	76,045,274	—	—	76,045,274
Investment Company	3,113,192	—	—	3,113,192
Total Investment Securities	79,158,466	—	—	79,158,466

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	145,117,785	—	—	145,117,785
Investment Company	4,802,550	—	—	4,802,550
Total Investment Securities	149,920,335	—	—	149,920,335
____________________

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

New Accounting Pronouncements:

     In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU No. 2011-11 will have no effect on the Portfolios’ net assets. At this time, management is evaluating any impact ASU No. 2011-11 may have on the Portfolios’ financial statements disclosures.

4. Related Party Transactions and Other Agreements:

Investment Management:

     HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

     For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)*
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

     For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

     Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

     HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

     The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Fund, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

     Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

     Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $281,280 for the year ended October 31, 2012, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2012 (continued)

Fund Accounting:

     Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

     Prior to January 1, 2012, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $63,000, a fee of $5,000 for each regular meeting of the Board of Trustees attended, a fee of $3,000 for each special telephonic meeting attended, and a fee of $5,000 for each special in-person meeting attended. The Trusts also paid each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee served as a Committee member as well as a fee of $3,000 for each Committee meeting attended. Additionally, the Trusts paid each Committee Chair an annual retainer of $6,000, with the exception of the Chair of the Audit Committee, who received a retainer of $8,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $20,000, as well as an additional $4,000 for each regular meeting of the Board attended. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

     Effective January 1, 2012, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

5. Investment Transactions:

     Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2012 were as follows:

Portfolio Name	Purchases($)	Sales($)
Growth Portfolio	46,467,415	78,190,349
Opportunity Portfolio	83,879,531	91,164,123

     For the year ended October 31, 2012, there were no long-term U.S. government securities held by the Portfolio Trust.

6. Federal Income Tax Information:

     At October 31, 2012, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
Fund	Tax Cost($)	Appreciation($)	Depreciation($)	(Depreciation)($)*
Growth Portfolio	62,543,316	17,313,687	(698,537)	16,615,150
Opportunity Portfolio	129,645,392	26,834,599	(6,559,656)	20,274,943
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

     Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

46       HSBC PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
HSBC Portfolios:

We have audited the accompanying statements of assets and liabilities of HSBC Portfolios - HSBC Growth Portfolio and HSBC Opportunity Portfolio (formerly known as HSBC Investor Growth Portfolio and HSBC Investor Opportunity Portfolio) (the Funds), including the schedules of portfolio investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian or brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 21, 2012

HSBC PORTFOLIOS       47

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2012

     As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

     These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Example

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$991.20	$3.65	0.73%
Opportunity Portfolio	1,000.00	950.20	4.51	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/12	10/31/12	5/1/12 - 10/31/12	5/1/12 - 10/31/12
Growth Portfolio	$1,000.00	$1,021.47	$3.71	0.73%
Opportunity Portfolio	1,000.00	1,020.51	4.67	0.92%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

48       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

     The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	23	None

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-present); President and CEO, Fisher Francis Trees & Watts (“FFTW”) (investment advisor), February 2008-June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999-February 2008)	23	None
____________________

*	Includes the Trust, the HSBC Advisor Fund Trust and the HSBC Portfolios.

50       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	with Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

STEPHEN SIVILLO 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 - present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009); Assistant Vice President, Compliance, AllianceBernstein (2005-2007)

TY EDWARDS* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007); Director, Fund Administration, Columbia Management (2004-2007)

JENNIFER A. ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present)

DANIO MASTROPIERI* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 - present)

FREDERICK J. SCHMIDT* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 - present)
____________________

*	Mr. Edwards, Mr. Schmidt, Ms. English and Mr. Mastropieri also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       51

     Other Information (Unaudited):

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

     The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

     An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

52       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-RTL-1212	12/12

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2011	$244,970
2012	$220,147

(b) Audit-Related Fees,
2011	$7,000
2012	$7,000

2011 – Fees of $7,000 relate to the consent of N-1A filing.

2012 – Fees of $7,000 relate to the consent of N-1A filing.

(c) Tax Fees,
2011	$124,855
2012	$143,400

Fees for both 2011 and 2012 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2011	$0
2012	$0

                (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

                    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2011	$131,855
2012	$150,400

                (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/20/12

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	12/20/12

By (Signature and Title)	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	12/20/12